UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 18, 2012

Associated Banc-Corp

(Exact name of registrant as specified in its chapter)

Wisconsin	001-31343	39-1098068
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Hansen Road, Green Bay, Wisconsin		54304
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code 920-491-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 18, 2012, Associated Banc-Corp announced its earnings for the third quarter of 2012. A copy of the registrant’s press release containing this information and the slide presentation discussed on the conference call for investors and analysts on October 18, 2012, are being furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Report on Form 8-K and are incorporated herein by reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933 or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

The following exhibits are furnished as part of this Report on Form 8-K:

99.1	Press release of the registrant dated October 18, 2012, containing financial information for its third quarter ended September 30, 2012.

99.2	Slide presentation discussed on the conference call for investors and analysts on October 18, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Associated Banc-Corp
(Registrant)

Date: October 18, 2012	By:	/s/ Christopher J. Del Moral-Niles
Christopher J. Del Moral-Niles
Chief Financial Officer

Date: October 18, 2012	By:	/s/ Bryan R. McKeag
Bryan R. McKeag
Principal Accounting Officer

ASSOCIATED BANC-CORP

Exhibit Index to Current Report on Form 8-K

Exhibit Number

99.1	Press release of the registrant dated October 18, 2012, containing financial information for its third quarter ended September 30, 2012.

99.2	Slide presentation discussed on the conference call for investors and analysts on October 18, 2012.